Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25G

EIGHTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

CSG has had a change in its licensing model with the third party vendor for the sale of ****** ********.    While this change does not impact the services, fees or functional availability for either party, CSG shall no longer sublicense ****** * ******** and shall exchange Customer’s ****** * ******** for which it has made payment for Vantage User ID’s.  A Vantage User ID provides customer with access to the necessary interfaces, infrastructure and functionality to access Vantage.  Therefore, Customer’s **** ******* *********** (***) ****** * ******** shall be hereinafter referred to as Vantage User ID’s.  In addition all references to ****** * ******** and related fees in the Agreement shall be deleted.

2.

Customer agrees to purchase an additional ***** (**) Vantage User IDs.  Accordingly, for the fees set forth below, the number of Vantage User ID will be increased from **** ******* ***** ***** (***) to s** ******* ********* (***).

3.Schedule F shall be amended to include the following fees Vantage User IDs:

Description of Item/Unit of Measure	Frequency	Fee
1. Vantage User ID (Note 1) (Note 3)			*** **** ****** *******	$****** (Note 2)
2. Vantage User Maintenance (Note 3)			*** **** ****** *******	$******

Note 1:  Includes delivery of Third Party Software (previously identified as ******* * *********) required to access the Vantage database

Note 2: A Vantage User ID may include one or multiple Sessions.  For example, a *** (**) ******* **** ** may submit up to *** (**) ******* ************** under a single Vantage User ID

Note 3:  Vantage User ID and Vantage User Maintenance will not be subject to ****** Fee Adjustments

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Brian M. Giuespie	By: /s/ Joseph T. Ruble
Title: Vice President	Title: EVP - General Counsel
Name: Brian M. Giuespie	Name: Joe Ruble
Date: 05-Jan-2010	Date: 1-8-10